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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                January 20, 1999



                                YOUBET.COM, INC.
               (Exact Name of Registrant as specified in Charter)



Delaware                      33-13789LA                      95-4627253
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(State or other               (Commission                     (IRS Employer
jurisdiction of               File Number)                    Identification
incorporation)                                                Number)


        1950 Sawtelle Boulevard, Suite 180, Los Angeles, California 90025
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (310) 444-3300
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

                           YOU BET INTERNATIONAL, INC.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

      On January 20, 1999 You Bet International, Inc. announced that it had changed its name to Youbet.com, Inc. A copy of a press release issued by Youbet.com, Inc. on such date is attached hereto as EXHIBIT 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

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

     Exhibit No                          Description
     ----------                          -----------
         99.1                  Press release dated January 20, 1999

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf hereunto duly authorized.

Date: January 25, 1999                YOUBET.COM, INC., a Delaware corporation



                                      By:     /s/ PHILLIP HERMANN
                                             --------------------
                                             Phillip Hermann
                                             Chief Financial Officer



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